SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2006

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (Exact name of registrant as specified in its charter)


            DELAWARE                     333-125422             20-0842986
------------------------------------ ---------------------- --------------------
   (State or Other Jurisdiction           (Commission         (I.R.S. Employer
         of Incorporation)               File Number)        Identification No.)

383 MADISON AVENUE
NEW YORK, NEW YORK                                                  10179
------------------------------------                        --------------------
       (Address of Principal                                     (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

         4.1 Amendment to the Pooling and Servicing Agreement, dated as of December 5, 2006, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as sponsor, and The Bank of New York, as successor to JP Morgan Chase Bank, N.A., as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By: /s/ Baron Silverstein
    --------------------------
Name:  Baron Silverstein
Title: Vice President

Dated:  January 4, 2007

                                  EXHIBIT INDEX


Exhibit      Item 601 (a) of              Sequentially                      Page
Number       Regulation S-K               Numbered
             Exhibit No.                  Description

4.1          4                            Amendment to the Pooling and
                                          Servicing Agreement               4

                                                                  EXECUTION COPY



                                  AMENDMENT TO
                         POOLING AND SERVICING AGREEMENT
                                      among

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC,
                                  as Depositor

                            EMC MORTGAGE CORPORATION,
                                   as Sponsor

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 as Master Servicer and Securities Administrator

                                       and

                      THE BANK OF NEW YORK, AS SUCCESSOR TO
                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                   as Trustee


                BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-3
                    ASSET-BACKED CERTIFICATES, SERIES 2006-3




                             Dated December 5, 2006

         This AMENDMENT (the "Amendment") is made and entered into this 5th day of December 2006 to that certain Pooling and Servicing Agreement (the "Agreement"), by and among BEAR STEARNS ASSET BACKED SECURITIES I LLC, as depositor, EMC MORTGAGE CORPORATION, as sponsor, WELLS FARGO BANK, N.A., as master servicer and securities administrator and THE BANK OF NEW YORK, AS SUCCESSOR TO JPMORGAN CHASE BANK, N.A., as trustee. This Amendment is made pursuant to Section 11.02 (a) of the Agreement.

         SECTION 1. DEFINED TERMS. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

         SECTION 2. AMENDMENT TO AGREEMENT. The Agreement is hereby amended effective as of the date of the Agreement as follows:

                  2.1 The first paragraph of Section 5.01 in Article V of the Agreement is hereby deleted and replaced in its entirety with the following paragraph:

                                    Except with respect to any Simple Interest
                           Loans, for which no Advances of principal are required to be made, if the related Servicer was required to make an Advance pursuant to the related Servicing Agreement and failed to make such Advance, in full or in part, the Master Servicer, in its capacity as successor servicer (or any other successor to the Servicer, or EMC, in its capacity as successor servicer, if the defaulting servicer is
                           WFB) will make such Advance, to the extent not otherwise paid by the related Servicer, for deposit into the Distribution Account. Each such Advance shall be remitted to the Distribution Account no later than 1:00 p.m. Central time on the Master Servicer Advance Date in immediately available funds. The Master Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Master Servicer shall deliver (i) to the Trustee for the benefit of the Certificateholders funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency and the Trustee an Officer's Certificate setting forth the basis for such determination.

                  2.2 Section 5.07(c) in Article V of the Agreement is hereby amended to replace the words "an interest rate cap contract" with the words "the Swap Agreement".

                  2.3 Exhibit O of the Agreement is hereby deleted and replaced in its entirety with Exhibit O attached to this Amendment.

         SECTION 3. EFFECTIVENESS OF AGREEMENT. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

         SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together by one and the same Agreement.

         SECTION 5. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                            BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Depositor


                            By:/s/ Baron Silverstein
                               -------------------------------------------------
                            Name:  Baron Silverstein
                            Title: Vice President


                            EMC MORTGAGE CORPORATION,
                            as Sponsor


                            By:/s/ Debbie Pratt
                               -------------------------------------------------
                            Name:  Debbie Pratt
                            Title: Senior Vice President


                            WELLS FARGO BANK, N.A.,
                            as Master Servicer and Securities Administrator


                            By:/s/ Stacey Taylor
                               -------------------------------------------------
                            Name:  Stacey Taylor
                            Title: Vice President


                            THE BANK OF NEW YORK, AS SUCCESSOR TO
                            JPMORGAN CHASE BANK, N.A.,
                            as Trustee


                            By:/s/ Mirela Cabej
                               -------------------------------------------------
                            Name:  Mirela Cabej
                            Title: Assistant Treasurer

                                                                       EXHIBIT O

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

         As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to Section 3.18.

         Under Item 1 of Form 10-D: a) items marked "Monthly Statement to Certificateholders" are required to be included in the periodic Distribution Date statement under Section 5.05, provided by the Securities Administrator based on information received from the party providing such information; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the Monthly Statements to Certificateholders, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report. All such information and any other Items on Form 8-K and Form 10-D set forth in this Exhibit shall be sent to the Securities Administrator and the Depositor.

                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
    10-D  Must be filed within 15 days of the distribution date for the                           (NOMINAL)
          asset-backed securities.
          1     DISTRIBUTION AND
                POOL PERFORMANCE
                INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                Item 1121(a) -
                Distribution and
                Pool Performance
                Information
------------------------------------------------------------------------------------------------------------------------------------
                (1) Any applicable                               X
                record dates,
                accrual dates,                                   (MONTHLY
                determination dates                              STATEMENTS TO
                for calculating                                  CERTIFICATEHOLDERS)
                distributions and
                actual distribution
                dates for the
                distribution period.
------------------------------------------------------------------------------------------------------------------------------------
                (2) Cash flows                                   X
                received and the
                sources thereof for                              (MONTHLY
                distributions, fees                              STATEMENTS TO
                and expenses.                                    CERTIFICATEHOLDERS)
------------------------------------------------------------------------------------------------------------------------------------
                (3) Calculated                                   X
                amounts and
                distribution of the                              (MONTHLY
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-1

                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                flow of funds for                                STATEMENTS TO
                the period itemized                              CERTIFICATEHOLDERS)
                by type and priority
                of payment,
                including:
------------------------------------------------------------------------------------------------------------------------------------
                  (i) Fees or                                    X
                expenses accrued and
                paid, with an                                    (MONTHLY
                identification of                                STATEMENTS TO
                the general purpose                              CERTIFICATEHOLDERS)
                of such fees and the
                party receiving such
                fees or expenses.
------------------------------------------------------------------------------------------------------------------------------------
                  (ii) Payments                                  X
                accrued or paid with
                respect to                                       (MONTHLY
                enhancement or other                             STATEMENTS TO
                support identified                               CERTIFICATEHOLDERS)
                in Item 1114 of
                Regulation AB (such
                as insurance
                premiums or other
                enhancement
                maintenance fees),
                with an
                identification of
                the general purpose
                of such payments and
                the party receiving
                such payments.
------------------------------------------------------------------------------------------------------------------------------------
                  (iii) Principal,                               X
                interest and other
                distributions                                    (MONTHLY
                accrued and paid on                              STATEMENTS TO
                the asset-backed                                 CERTIFICATEHOLDERS)
                securities by type
                and by class or
                series and any
                principal or
                interest shortfalls
                or carryovers.
------------------------------------------------------------------------------------------------------------------------------------
                  (iv) The amount of                             X
                excess cash flow or
                excess spread and                                (MONTHLY
                the disposition of
                excess cash flow.


                                                                O-2


                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                spread and
                the disposition of                               STATEMENTS TO
                excess cash flow.                                CERTIFICATEHOLDERS)
------------------------------------------------------------------------------------------------------------------------------------
                (4) Beginning and                                X
                ending principal
                balances of the                                  (MONTHLY
                asset-backed                                     STATEMENTS TO
                securities.                                      CERTIFICATEHOLDERS)
------------------------------------------------------------------------------------------------------------------------------------
                (5) Interest rates                               X
                applicable to the
                pool assets and the                              (MONTHLY
                asset-backed                                     STATEMENTS TO
                securities, as                                   CERTIFICATEHOLDERS)
                applicable. Consider
                providing interest
                rate information for
                pool assets in
                appropriate
                distributional
                groups or
                incremental ranges.
------------------------------------------------------------------------------------------------------------------------------------
                (6) Beginning and                                X
                ending balances of
                transaction                                      (MONTHLY
                accounts, such as                                STATEMENTS TO
                reserve accounts,                                CERTIFICATEHOLDERS)
                and material account
                activity during the
                period.
------------------------------------------------------------------------------------------------------------------------------------
                (7) Any amounts                                  X
                drawn on any credit
                enhancement or other                             (MONTHLY
                support identified                               STATEMENTS TO
                in Item 1114 of                                  CERTIFICATEHOLDERS)
                Regulation AB, as
                applicable, and the
                amount of coverage
                remaining under any
                such enhancement, if
                known and applicable.
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-3




                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                (8) Number and                                   X                                             Updated
                amount of pool                                                                                 pool
                assets at the                                    (MONTHLY                                      composition
                beginning and ending                             STATEMENTS TO                                 information
                of each period, and                              CERTIFICATEHOLDERS)                           fields to
                updated pool                                                                                   be as
                composition                                                                                    specified
                information, such as                                                                           by
                weighted average                                                                               Depositor
                coupon, weighted                                                                               from time
                average remaining                                                                              to time
                term, pool factors
                and prepayment
                amounts.
------------------------------------------------------------------------------------------------------------------------------------
                (9) Delinquency and     X               X        X
                loss information for
                the period.
                                                                 (MONTHLY
                                                                 STATEMENTS TO
                                                                 CERTIFICATEHOLDERS)
------------------------------------------------------------------------------------------------------------------------------------
                In addition,           X
                describe any
                material changes to
                the information
                specified in Item
                1100(b)(5) of
                Regulation AB
                regarding the pool
                assets. (methodology)
------------------------------------------------------------------------------------------------------------------------------------
                (10) Information on    X             X           X
                the amount, terms
                and general purpose                              (MONTHLY
                of any advances made                             STATEMENTS TO
                or reimbursed during                             CERTIFICATEHOLDERS)
                the period,
                including the
                general use of funds
                advanced and the
                general source of
                funds for
                reimbursements.
------------------------------------------------------------------------------------------------------------------------------------
                (11) Any material      X             X           X
                modifications,
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-4



                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                extensions or                                    (MONTHLY
                waivers to pool                                  STATEMENTS TO
                asset terms, fees,                               CERTIFICATEHOLDERS)
                penalties or
                payments during the
                distribution period
                or that have
                cumulatively become
                material over time.
------------------------------------------------------------------------------------------------------------------------------------
                (12) Material          X             X           X                                                X
                breaches of pool
                asset                                            (if agreed upon
                representations or                               by the parties)
                warranties or
                transaction
                covenants.
------------------------------------------------------------------------------------------------------------------------------------
                (13) Information on                              X
                ratio, coverage or
                other tests used for                             (MONTHLY
                determining any                                  STATEMENTS TO
                early amortization,                              CERTIFICATEHOLDERS)
                liquidation or other
                performance trigger
                and whether the
                trigger was met.
------------------------------------------------------------------------------------------------------------------------------------
                (14) Information                                                                                  X
                regarding any new
                issuance of asset-
                backed securities
                backed by the same
                asset pool,
------------------------------------------------------------------------------------------------------------------------------------
                information        X                 X           X                                                X
                regarding any
                pool asset
                changes (other
                than in
                connection with a
                pool asset
                converting into
                cash in
                accordance with
                its terms), such
                as additions or
                removals in
                connection with
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-5



                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                a prefunding or
                revolving period
                and pool asset
                substitutions and
                repurchases (and
                purchase rates,
                if applicable),
                and cash flows
                available for
                future purchases,
                such as the
                balances of any
                prefunding or
                revolving
                accounts, if
                applicable.
------------------------------------------------------------------------------------------------------------------------------------
                Disclose any                                                                                      X          X
                material changes
                in the
                solicitation,
                credit-granting,
                underwriting,
                origination,
                acquisition or
                pool selection
                criteria or
                procedures, as
                applicable, used
                to originate,
                acquire or select
                the new pool
                assets.
------------------------------------------------------------------------------------------------------------------------------------
                Item 1121(b) -                                                                                    X
                Pre-Funding or
                Revolving Period
                Information

                Updated pool
                information as
                required under Item
                1121(b).
------------------------------------------------------------------------------------------------------------------------------------
          2     LEGAL PROCEEDINGS
------------------------------------------------------------------------------------------------------------------------------------
                Item 1117 - Legal
                proceedings pending
                against
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-6



                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                the following entities,
                or their respective
                property, that is
                material to
                Certificateholders,
                including
                proceedings known to
                be contemplated by
                governmental
                authorities:
------------------------------------------------------------------------------------------------------------------------------------
                Sponsor (Seller)                                                                                                X
------------------------------------------------------------------------------------------------------------------------------------
                Depositor                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
                Trustee                                                                            X
------------------------------------------------------------------------------------------------------------------------------------
                Issuing entity                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
                Master Servicer,       X             X
                affiliated Servicer,
                other Servicer
                servicing 20% or
                more of pool assets
                at time of report,
                other material
                servicers
------------------------------------------------------------------------------------------------------------------------------------
                Securities                                       X
                Administrator
------------------------------------------------------------------------------------------------------------------------------------
                Originator of 20% or                                                                              X
                more of pool assets
                as of the Cut-off
                Date
------------------------------------------------------------------------------------------------------------------------------------
                Custodian                                                           X
------------------------------------------------------------------------------------------------------------------------------------
          3     SALES OF SECURITIES
                AND USE OF PROCEEDS
------------------------------------------------------------------------------------------------------------------------------------
                Information from                                                                                  X
                Item 2(a) of Part II
                of Form 10-Q:

                With respect to any
                sale of securities
                by the sponsor,
                depositor or issuing
                entity, that are
                backed by the same
                asset
------------------------------------------------------------------------------------------------------------------------------------

                                                                 O-7





                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                pool or are
                otherwise issued by
                the issuing entity,
                whether or not
                registered, provide
                the sales and use of
                proceeds information
                in Item 701 of
                Regulation S-K.
                Pricing information
                can be omitted if
                securities were not
                registered.
------------------------------------------------------------------------------------------------------------------------------------
          4     DEFAULTS UPON SENIOR
                SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                Information from                                 X
                Item 3 of Part II
                of Form 10-Q:

                Report the
                occurrence of any
                Event of Default
                (after expiration of
                any grace period and
                provision of any
                required notice)
------------------------------------------------------------------------------------------------------------------------------------
          5     SUBMISSION OF
                MATTERS TO A VOTE OF
                SECURITY HOLDERS
------------------------------------------------------------------------------------------------------------------------------------
                Information from                                 X
                Item 4 of Part II of
                Form 10-Q
------------------------------------------------------------------------------------------------------------------------------------
          6     SIGNIFICANT OBLIGORS
                OF POOL ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                Item 1112(b) -                                                                                    X
                Significant Obligor
                Financial
                Information*
------------------------------------------------------------------------------------------------------------------------------------
                *This information need
                only be reported on the
                Form 10-D for the
------------------------------------------------------------------------------------------------------------------------------------

                                                                 O-8





                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                distribution period in
                which updated
                information is required
                pursuant to the Item.
------------------------------------------------------------------------------------------------------------------------------------
          7     SIGNIFICANT
                ENHANCEMENT PROVIDER
                INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                Item 1114(b)(2) -
                Credit Enhancement
                Provider Financial
                Information*
------------------------------------------------------------------------------------------------------------------------------------
                   Determining                                                                                    X
                   applicable
                   disclosure
                   threshold
------------------------------------------------------------------------------------------------------------------------------------
                   Obtaining                                                                                      X
                   required
                   financial
                   information or
                   effecting
                   incorporation by
                   reference
------------------------------------------------------------------------------------------------------------------------------------
                Item 1115(b) -
                Derivative
                Counterparty
                Financial
                Information*
------------------------------------------------------------------------------------------------------------------------------------
                   Determining                                                                                    X
                   current maximum
                   probable exposure
------------------------------------------------------------------------------------------------------------------------------------
                   Determining                                   X
                   current
                   significance
                   percentage
------------------------------------------------------------------------------------------------------------------------------------
                   Notifying                                     X
                   derivative
                   counterparty of
                   significance
                   percentage and
                   requesting
                   required
                   financial
------------------------------------------------------------------------------------------------------------------------------------

                                                                 O-9





                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                   information
------------------------------------------------------------------------------------------------------------------------------------
                   Obtaining                                                                                      X
                   required
                   financial
                   information or
                   effecting
                   incorporation by
                   reference
------------------------------------------------------------------------------------------------------------------------------------
                *This information need
                only be reported on the
                Form 10-D for the
                distribution period in
                which updated
                information is required
                pursuant to the Items.
------------------------------------------------------------------------------------------------------------------------------------
          8     OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                Disclose any           The Responsible Party for the applicable Form 8-K item as indicated below.
                information required
                to be reported on
                Form 8-K during the
                period covered by
                the Form 10-D but
                not reported
------------------------------------------------------------------------------------------------------------------------------------
          9     EXHIBITS
------------------------------------------------------------------------------------------------------------------------------------
                Distribution report                              X
------------------------------------------------------------------------------------------------------------------------------------
                Exhibits required by                                                                              X
                Item 601 of
                Regulation S-K, such
                as material
                agreements
------------------------------------------------------------------------------------------------------------------------------------
8-K       Must be filed within four business days of an event reportable on Form
          8-K.
------------------------------------------------------------------------------------------------------------------------------------
          1.01  ENTRY INTO A
                MATERIAL DEFINITIVE
                AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
                Disclosure is          X             X           X                                                X             X
                required regarding
                entry into or
                amendment of any
                definitive agreement
                that is material to
                the securitization,
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-10





                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                even if depositor is
                not a party.

                Examples: servicing
                agreement, custodial
                agreement.

                Note: disclosure not
                required as to
                definitive
                agreements that are
                fully disclosed in
                the prospectus
 ----------------------------------------------------------------------------------------------------------------------------------
         1.02   TERMINATION OF A       X             X           X                                                X             X
                MATERIAL DEFINITIVE
                AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
                Disclosure is
                required regarding
                termination of  any
                definitive agreement
                that is material to
                the securitization
                (other than
                expiration in
                accordance with its
                terms), even if
                depositor is not a
                party.

                Examples: servicing
                agreement, custodial
                agreement.
------------------------------------------------------------------------------------------------------------------------------------
         1.03   BANKRUPTCY OR
                RECEIVERSHIP
------------------------------------------------------------------------------------------------------------------------------------
                Disclosure is          X             X           X                  X                             X             X
                required regarding
                the bankruptcy or
                receivership, if
                known to the Master
                Servicer, with
                respect to
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-11




                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                any of
                the following:

                Sponsor (Seller),
                Depositor, Master
                Servicer, affiliated
                Servicer, other Servicer
                servicing 20% or more of
                pool assets at time of
                report, other material
                servicers, Certificate
                Administrator, Trustee,
                significant obligor,
                credit enhancer (10% or
                more), derivatives
                counterparty, Custodian
------------------------------------------------------------------------------------------------------------------------------------
          2.04  TRIGGERING EVENTS
                THAT ACCELERATE OR
                INCREASE A DIRECT
                FINANCIAL OBLIGATION
                OR AN OBLIGATION
                UNDER AN OFF-BALANCE
                SHEET ARRANGEMENT
------------------------------------------------------------------------------------------------------------------------------------
                Includes an early                    X           X
                amortization,
                performance trigger
                or other event,
                including event of
                default, that would
                materially alter the
                payment
                priority/distribution
                of cash
                flows/amortization
                schedule.

                Disclosure will be made
                of events other than
                waterfall triggers
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-12





                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                which are disclosed in
                the 6.07 statement
------------------------------------------------------------------------------------------------------------------------------------
          3.03  MATERIAL
                MODIFICATION TO
                RIGHTS OF SECURITY
                HOLDERS
------------------------------------------------------------------------------------------------------------------------------------
                Disclosure is                                    X                                                X
                required of any
                material
                modification to
                documents defining
                the rights of
                Certificateholders,
                including the
                Pooling and
                Servicing Agreement
------------------------------------------------------------------------------------------------------------------------------------
          5.03  AMENDMENTS TO
                ARTICLES OF
                INCORPORATION OR
                BYLAWS; CHANGE IN
                FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------------
                Disclosure is                                                                                     X
                required of any
                amendment "to the
                governing documents
                of the issuing
                entity"
------------------------------------------------------------------------------------------------------------------------------------
          5.06  CHANGE IN SHELL
                COMPANY STATUS
------------------------------------------------------------------------------------------------------------------------------------
                [Not applicable to                                                                                X
                ABS issuers]
------------------------------------------------------------------------------------------------------------------------------------
          6.01  ABS INFORMATIONAL
                AND COMPUTATIONAL
                MATERIAL
------------------------------------------------------------------------------------------------------------------------------------
                [Not included in                                                                                  X
                reports to be filed
                under Section 3.18]
------------------------------------------------------------------------------------------------------------------------------------
          6.02  CHANGE OF SERVICER
                OR TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                Requires disclosure    X             X           X                                                X
                of any
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-13




                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                removal, replacement,
                substitution or
                addition of any
                master servicer,
                affiliated servicer,
                other servicer
                servicing 10% or
                more of pool assets
                at time of report,
                other material
                servicers,
                certificate
                administrator or
                trustee.
------------------------------------------------------------------------------------------------------------------------------------
                Reg AB disclosure      X
                about any new servicer
                is also required.
------------------------------------------------------------------------------------------------------------------------------------
                Reg AB disclosure                                                                  X (TO THE
                about any new                                                                      EXTENT OF A
                trustee is also                                                                    NEW TRUSTEE)
                required.
------------------------------------------------------------------------------------------------------------------------------------
                Reg AB disclosure                                X
                about any new
                securities
                administrator is
                also required.
------------------------------------------------------------------------------------------------------------------------------------
          6.03  CHANGE IN CREDIT
                ENHANCEMENT OR OTHER
                EXTERNAL SUPPORT [IN
                THIS TRANSACTION
                THERE IS NO EXTERNAL
                ENHANCEMENT OR OTHER
                SUPPORT.]
------------------------------------------------------------------------------------------------------------------------------------
                Covers termination                               X                                                X
                of any enhancement
                in manner other than
                by its terms, the
                addition of an
                enhancement, or a
                material change in
                the enhancement
                provided.  Applies
                to external credit
                enhancements as
------------------------------------------------------------------------------------------------------------------------------------


                                                                O-14




                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                well
                as derivatives.
------------------------------------------------------------------------------------------------------------------------------------
                Reg AB disclosure                                X                                                X
                about any new
                enhancement provider
                is also required.
------------------------------------------------------------------------------------------------------------------------------------
          6.04  FAILURE TO MAKE A                                X
                REQUIRED DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
          6.05  SECURITIES ACT
                UPDATING DISCLOSURE
------------------------------------------------------------------------------------------------------------------------------------
                If any material pool                                                                              X
                characteristic
                differs by 5% or
                more at the time of
                issuance of the
                securities from the
                description in the
                final prospectus,
                provide updated Reg
                AB disclosure about
                the actual asset
                pool.
------------------------------------------------------------------------------------------------------------------------------------
                If there are any new                                                                              X
                servicers or
                originators required
                to be disclosed
                under Regulation AB
                as a result of the
                foregoing, provide
                the information
                called for in Items
                1108 and 1110
                respectively.
------------------------------------------------------------------------------------------------------------------------------------
          7.01  REGULATION FD          X             X           X                                                X
                DISCLOSURE
------------------------------------------------------------------------------------------------------------------------------------
          8.01  OTHER EVENTS
------------------------------------------------------------------------------------------------------------------------------------
                Any event, with                                                                                   X
                respect to which
                information is not
                otherwise called for
                in Form 8-K, that
                the registrant deems
                of importance to
------------------------------------------------------------------------------------------------------------------------------------

                                                                O-15




                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                security holders.
------------------------------------------------------------------------------------------------------------------------------------
          9.01  FINANCIAL STATEMENTS   The Responsible Party applicable to reportable event.
                AND EXHIBITS
------------------------------------------------------------------------------------------------------------------------------------
10-K      Must be filed within 90 days of the fiscal year end for the registrant.
------------------------------------------------------------------------------------------------------------------------------------
          9B    OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                Disclose any           The Responsible Party for the applicable Form 8-K
                item as indicated above.
                information required to
                be reported on Form 8-K
                during the fourth
                quarter covered by the
                Form 10-K but not
                reported
------------------------------------------------------------------------------------------------------------------------------------
          15    EXHIBITS AND
                FINANCIAL STATEMENT
                SCHEDULES
------------------------------------------------------------------------------------------------------------------------------------
                Item 1112(b) -                                                                                    X
                Significant Obligor
                Financial Information
------------------------------------------------------------------------------------------------------------------------------------
                Item 1114(b)(2) -
                Credit Enhancement
                Provider Financial
                Information
------------------------------------------------------------------------------------------------------------------------------------
                   Determining                                                                                    X
                   applicable
                   disclosure
                   threshold
------------------------------------------------------------------------------------------------------------------------------------
                   Obtaining                                                                                      X
                   required
                   financial
                   information or
                   effecting
                   incorporation by
                   reference
------------------------------------------------------------------------------------------------------------------------------------
                Item 1115(b) -
                Derivative
                Counterparty
                Financial Information
------------------------------------------------------------------------------------------------------------------------------------
                   Determining                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------


                                                                O-16






                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                   current maximum
                   probable exposure
------------------------------------------------------------------------------------------------------------------------------------
                   Determining                                   X
                   current
                   significance
                   percentage
------------------------------------------------------------------------------------------------------------------------------------
                   Notifying                                     X
                   derivative
                   counterparty of
                   significance
                   percentage and
                   requesting
                   required
                   financial
                   information
------------------------------------------------------------------------------------------------------------------------------------
                   Obtaining                                                                                      X
                   required
                   financial
                   information or
                   effecting
                   incorporation by
                   reference
------------------------------------------------------------------------------------------------------------------------------------
                Item 1117 - Legal
                proceedings pending
                against the following
                entities, or their
                respective property,
                that is material to
                Certificateholders,
                including proceedings
                known to be contemplated
                by governmental
                authorities:
------------------------------------------------------------------------------------------------------------------------------------
                Sponsor (Seller)                                                                                             X
------------------------------------------------------------------------------------------------------------------------------------
                Depositor                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
                Trustee
------------------------------------------------------------------------------------------------------------------------------------
                Issuing entity                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
                Master Servicer,       X             X
                affiliated Servicer,
                other Servicer
                servicing 20% or
                more of pool
------------------------------------------------------------------------------------------------------------------------------------


                                                                O-17






                                                     MASTER      SECURITIES
    FORM  ITEM     DESCRIPTION         SERVICERS     SERVICER    ADMINISTRATOR      CUSTODIAN     TRUSTEE      DEPOSITOR   SPONSOR
    ------------------------------------------------------------------------------------------------------------------------------
                assets
                at time of report,
                other material
                servicers
------------------------------------------------------------------------------------------------------------------------------------
                Securities                                       X
                Administrator
------------------------------------------------------------------------------------------------------------------------------------
                Originator of 20% or                                                                              X
                more of pool assets
                as of the Cut-off
                Date
------------------------------------------------------------------------------------------------------------------------------------
                Custodian                                                           X
------------------------------------------------------------------------------------------------------------------------------------
                Item 1119 -
                Affiliations and
                relationships
                between the
                following entities,
                or their respective
                affiliates, that are
                material to
                Certificateholders:
------------------------------------------------------------------------------------------------------------------------------------
                Sponsor (Seller)                                                                                             X
------------------------------------------------------------------------------------------------------------------------------------
                Depositor                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
                Trustee                                                                            X
------------------------------------------------------------------------------------------------------------------------------------
                Master Servicer,       X             X
                affiliated Servicer,
                other Servicer
                servicing 20% or
                more of pool assets
                at time of report,
                other material
                servicers
------------------------------------------------------------------------------------------------------------------------------------
                Securities                                       X
                Administrator
------------------------------------------------------------------------------------------------------------------------------------
                Originator                                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
                Custodian                                                           X
------------------------------------------------------------------------------------------------------------------------------------
                Credit                                                                                            X
                Enhancer/Support
                Provider
------------------------------------------------------------------------------------------------------------------------------------
                Significant Obligor                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
                Item 1122 -            X             X           X                  X
                Assessment of
                Compliance with
                Servicing Criteria
------------------------------------------------------------------------------------------------------------------------------------
                Item 1123 - Servicer   X             X
                Compliance Statement
------------------------------------------------------------------------------------------------------------------------------------


                                                                O-18

